                                                                 Exhibit 10.5.17
                                                              Name: Ken Thurmond


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


        BRIERBROOK PARTNERS,
               L.L.C.                      PERCENTAGE                  CASH
             OWNERSHIP                      OWNERSHIP                 AMOUNT
        --------------------               ----------                 -------
            $50,000                            3.33%                  $65,000





                                            /s/   Kenneth R. Thurmond
                                            ------------------------------------
                                            Name:   Kenneth R. Thurmond

May 24, 2002
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